Exhibit 10.1

EXECUTION COPY
AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT
Dated as of April 13, 2015
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among CA, INC., a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as paying agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Lenders and the Administrative Agent have entered into a $1,000,000,000 Amended and Restated Credit Agreement dated as of June 7, 2013 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
(3)    Pursuant to Section 2.18(a), of the Credit Agreement, the Borrower has requested that the Termination Date be extended by one year to June 7, 2019.
SECTION 1.Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:
(a)    The following new definitions are added to Section 1.01 in appropriate alphabetical order:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any comprehensive territorial Sanctions (currently Crimea, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned 50% or more, or controlled, by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government,

including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.
(b)    Clause (c) of the definition of “Base Rate” in Section 1.01 is amended in full to read as follows:
(c)    the ICE Benchmark Administration Limited Settlement Rate (or the successor thereto if ICE Benchmark Administration Limited is no longer making such rates available) applicable to US dollars for a period of one month (“One Month LIBOR”) plus 1.00% (for the avoidance of doubt, the One Month LIBOR for any day shall be based on the rate appearing on Reuters LIBOR01 Page (or other commercially available source providing such quotations as designated by the Agent from time to time) at approximately 11:00 a.m. London time on such day); provided that, if One Month LIBOR shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(c)    The definition of “Business Day” in Section 1.01 is amended by replacing the parenthetical phrase at the end thereof with the following:
(or, in the case of an Advance denominated in Euros, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET2) System (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro)).
(d)    The definition of “Domestic Lending Office” in Section 1.01 is amended by replacing the phrase “such other office” with the phrase “such other office, branch or Affiliate”.
(e)    The definition of “Eurocurrency Lending Office” in Section 1.01 is amended by replacing the phrase “such other office” with the phrase “such other office, branch or Affiliate”.
(f)    The definitions of “Equivalent”, “Eurocurrency Rate” and “FATCA” in Section 1.01 are amended in full to read as follows:
“Equivalent” means, on any date of determination thereof, in Dollars of any Committed Currency or in any Committed Currency of Dollars on such date, the spot rate of exchange that appears at 11:00 A.M. (London time), on the display page applicable to the relevant currency on the Oanda website on such date; provided that if there shall at any time no longer exist such a page on such website, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Agent.
“Eurocurrency Rate” means, for any Interest Period for each Eurocurrency Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum (not less than 0.0%) obtained by dividing (a) the rate per annum (rounded upward to the nearest whole multiple of 1/100 of 1% per annum) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in Dollars or

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the applicable Committed Currency at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period by (b) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage for such Interest Period; provided that, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, any published intergovernmental agreement entered into in connection with the implementation of such Sections of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such published intergovernmental agreements.
(g)    The definition of “Reference Bank” in Section 1.01 is deleted in full.
(h)    Section 2.08(a) is amended in full to read as follows:
The Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.07(a)(i) or (ii).
(i)    The lead in to Section 2.08(f) is amended by deleting the phrase “and fewer than two Reference Banks furnish timely information to the Agent for determining the Eurocurrency Rate for any such Eurocurrency Rate Advances”.
(j)    Section 2.18(b) is amended by deleting the phrase “effective as at the applicable anniversary date (each, an “Extension Date”)” and substituting therefor the phrase “effective as at the applicable anniversary date or such other date as the Borrower may specify to the Agent (each, an “Extension Date”)”.
(k)    Section 4.01(o) is amended in full to read as follows:
(o)    Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and to the knowledge of the Borrower its directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower or any Subsidiary or (b) to the knowledge of the Borrower, any of the Borrower’s or any Subsidiary’s respective directors, officers or employees or any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.
(l)    Section 5.01(a) is amended by adding to the end thereof the following:

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; and maintain in effect and enforce policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
(m)    Section 5.02 is amended by adding to the end thereof a new subsection (e) to read as follows:
(e)    Request any Borrowing or Letter of Credit, or use, or permit its Subsidiaries or knowingly permit any of its or their respective directors, officers, employees and agents to use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
(n)    Section 8.04(b) is amended by adding to the end thereof a new sentence read as follows:
This Section 8.04(b) shall not apply with respect to taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim.
(o)    Section 8.08 is amended by adding to the end of the first paragraph thereof a new sentence read as follows:
In addition, the Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agent and the Lenders in connection with the administration of this Agreement and the Commitments.
SECTION 2.    Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring June 7, 2019. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.
SECTION 3.    Conditions of Effectiveness. Section 1 of this Amendment shall become effective as of the date first above written when, and only when the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders. Each Lender that consents to the Extension Request shall so indicate its consent by executing as indicated on the signature pages. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.
SECTION 4.    Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:
(a)    the representations and warranties contained in Section 4.01 of the Credit Agreement (except the representation set forth in the last sentence of Section 4.01(e) and in Section 4.01(f) (other than

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clause (ii) thereof)) are correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, and
(b)    no event has occurred and is continuing, or would result from this Amendment that constitutes a Default.
SECTION 5.    Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each Note to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
SECTION 6.    Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04(a) of the Credit Agreement.
SECTION 7.    Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier of other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
CA, INC.

By	/s/ Navneet Govil
Name: Navneet Govil
Title: SVP, Treasurer

CITIBANK, N.A., as Agent

By	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Consent to the forgoing Amendment:

CITIBANK, N.A.

By /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Consent to the Extension Request:

CITIBANK, N.A.

By /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Consent to the forgoing Amendment:

Bank of America, N.A.,

By /s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

Consent to the Extension Request:

Bank of America, N.A.,

By /s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.,

By /s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

Consent to the Extension Request:

JPMORGAN CHASE BANK, N.A.,

By /s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

Consent to the forgoing Amendment:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

By /s/ Matthew Antioco
Name: Matthew Antioco
Title: Vice President

Consent to the Extension Request:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

By /s/ Matthew Antioco
Name: Matthew Antioco
Title: Vice President

Consent to the forgoing Amendment:

Morgan Stanley Bank, N.A.,

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the Extension Request:

Morgan Stanley Bank, N.A.,

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

BARCLAYS BANK PLC, as a lender

By /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Consent to the Extension Request:

BARCLAYS BANK PLC, as a lender

By /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Consent to the forgoing Amendment:

BNP PARIBAS

By /s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

By /s/ Liz Cheng
Name: Liz Cheng
Title: Vice President

Consent to the Extension Request:

BNP PARIBAS

By /s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

By /s/ Liz Cheng
Name: Liz Cheng
Title: Vice President

Consent to the forgoing Amendment:

HSBC Bank USA, National Association,

By /s/ Eddie Dec
Name: Eddie Dec
Title: Director

Consent to the Extension Request:

HSBC Bank USA, National Association,

By /s/ Eddie Dec
Name: Eddie Dec
Title: Director

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA,

By /s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

Consent to the Extension Request:

ROYAL BANK OF CANADA,

By /s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

Consent to the forgoing Amendment:

THE BANK OF NOVA SCOTIA,

By /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

Consent to the Extension Request:

THE BANK OF NOVA SCOTIA,

By /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

Consent to the forgoing Amendment:

Wells Fargo Bank, N.A.,

By /s/ David Mallett
Name: David Mallett
Title: Managing Director

Consent to the Extension Request:

Wells Fargo Bank, N.A.,

By /s/ David Mallett
Name: David Mallett
Title: Managing Director

Consent to the forgoing Amendment:

DNB BANK ASA, GRAND CAYMAN BRANCH

By /s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

By /s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President
Head of Corporate Banking

Consent to the Extension Request:

DNB BANK ASA, GRAND CAYMAN BRANCH

By /s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

By /s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President
Head of Corporate Banking

Consent to the forgoing Amendment:

ING Bank N.V., Dublin Branch

By /s/ Maurice Kenny
Name: Maurice Kenny
Title: Director

By /s/ Pádraig Matthews
Name: Pádraig Matthews
Title: Vice-President

Consent to the Extension Request:

ING Bank N.V., Dublin Branch

By /s/ Maurice Kenny
Name: Maurice Kenny
Title: Director

By /s/ Pádraig Matthews
Name: Pádraig Matthews
Title: Vice-President

Consent to the forgoing Amendment:

KEYBANK NATIONAL ASSOCIATION,

By /s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

Consent to the Extension Request:

KEYBANK NATIONAL ASSOCIATION,

By /s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

Consent to the forgoing Amendment:

PNC Bank, National Association,

By /s/ Amishi Patel
Name: Amishi Patel
Title: Vice President

Consent to the Extension Request:

PNC Bank, National Association,

By /s/ Amishi Patel
Name: Amishi Patel
Title: Vice President

Consent to the forgoing Amendment:

Sumitomo Mitsui Banking Corporation

By /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Consent to the Extension Request:

Sumitomo Mitsui Banking Corporation

By /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Consent to the forgoing Amendment:

Standard Chartered Bank,

By /s/ Felipe Macia
Name: Felipe Macia A2789
Title: Managing Director
Syndications, Americas

By /s/ Robin Francis
Name: Robin Francis
Title: Manager - LDU Americas
Standard Chartered Bank

Consent to the Extension Request:

Standard Chartered Bank,

By /s/ Felipe Macia
Name: Felipe Macia A2789
Title: Managing Director
Syndications, Americas

By /s/ Robin Francis
Name: Robin Francis
Title: Manager - LDU Americas
Standard Chartered Bank

Consent to the forgoing Amendment:

U.S. Bank National Association,

By /s/ John T. Pearson
Name: John T. Pearson
Title: Vice President

Consent to the Extension Request:

U.S. Bank National Association,

By /s/ John T. Pearson
Name: John T. Pearson
Title: Vice President

Consent to the forgoing Amendment:

SUNTRUST BANK

By /s/ Jared Cohen
Name: Jared Cohen
Title: Vice President

Consent to the Extension Request:

SUNTRUST BANK

By /s/ Jared Cohen
Name: Jared Cohen
Title: Vice President

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA,

By /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Consent to the Extension Request:

GOLDMAN SACHS BANK USA,

By /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory